Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Valspar Corporation (the “Company”) on Form 10-K for the fiscal year ended October 27, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William L. Mansfield, Chief Executive Officer of the Company and I, Paul C. Reyelts, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

        2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William L. Mansfield

William L. Mansfield
President and Chief Executive Officer

January 9, 2007

/s/ Paul C. Reyelts

Paul C. Reyelts
Executive Vice President
(Chief Financial Officer)

January 9, 2007